SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
   Filed by the Registrant |X| Filed by a Party other than the Registrant |_| Check the appropriate box:
   |_|Preliminary Proxy Statement
   |_|Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
   |X|Definitive Proxy Statement
   |_|Definitive Additional Materials
   |_|Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    Corgenix Medical Corporation
-------------------------------------------------------------------
          (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
   |X|No fee required.
   |_|Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
   (1)Title of each class of securities to which transaction applies:


   (2)Aggregate number of securities to which transaction applies:


   (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


   (4)Proposed maximum aggregate value of transaction:


   (5)Total fee paid:


   |_|Fee paid previously with preliminary materials.


   |_|Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

   (1)Amount Previously Paid:


   (2)Form, Schedule or Registration Statement No.:


   (3)Filing Party:


   (4)Date Filed:

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         OF CORGENIX MEDICAL CORPORATION
                          To be held December 14, 2005
                             --------------------


TO THE STOCKHOLDERS OF
CORGENIX MEDICAL CORPORATION:

Notice is hereby given that an annual meeting ("the Annual Meeting") of stockholders of Corgenix Medical Corporation ("Corgenix" or the "Company") will be held at our corporate offices located at 12061 Tejon Street, Westminster, Colorado, 80234, on Wednesday, December 14, 2005 at 9:00 a.m. Mountain Standard Time for the following purposes:

1. To elect four (4) directors to serve until the 2006 annual meeting of stockholders and until their successors have been duly elected and qualified;

2.         To approve the Company's 2005 Incentive Compensation Plan.

3. To ratify the appointment of Hein & Associates LLP, as our independent public accountants for the fiscal year ending June 30, 2006.

4. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on November 8, 2005 as the record date for determination of the stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only holders of common stock of record at the close of business on November 8, 2005 will be entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                          CORGENIX MEDICAL CORPORATION
                               12061 Tejon Street
                              Westminster, CO 80234
                                 (303) 457-4345
                         -----------------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 14, 2005


                               GENERAL INFORMATION

This Proxy Statement is being furnished to you as a holder of outstanding shares of Corgenix common stock, par value $.001 per share, in connection with the solicitation of proxies by the Board of Directors of Corgenix Medical Corporation, for use at the Annual Meeting of Stockholders to be held at our corporate offices located at 12061 Tejon Street, Westminster, Colorado, USA, 80234, on Wednesday, December 14, 2005 at 9:00 a.m. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. Our Annual Report on Form 10-K for the year ended June 30, 2005 also accompanies this proxy statement, but does not constitute part of these proxy soliciting materials. It is anticipated that this proxy statement and the accompanying proxy will be mailed to our stockholders on or about November 11, 2005.

All Proxies which are properly completed, signed and returned to us prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. You may revoke a Proxy given to us at any time before it is voted either by filing a written notice of revocation or a duly executed proxy bearing a later date with the Secretary of Corgenix at our executive offices, or by attending the Annual Meeting and expressing a desire to vote your shares in person.

The close of business on November 8, 2005 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments of the Annual Meeting. As of October 21, 2005 we had outstanding 8,557,390 shares of common stock, par value $.001 per share, the only outstanding voting security of Corgenix. As of the record date, we had approximately 182 stockholders of record. A stockholder is entitled to cast one vote for each share held on the record date on all matters to be considered at the Annual Meeting.

Our principal executive offices are located at 12061 Tejon Street, Westminster, Colorado 80234. This Proxy Statement and the accompanying proxy will be mailed to our stockholders on or about November 11, 2005.

At the Annual Meeting, the stockholders will consider and vote upon the following proposals:

o Election of Directors: Directors are elected by a plurality of the votes of the shares of common stock entitled to vote on the election and present, in person or by properly executed proxy, at the Annual Meeting. Withheld votes, abstentions, and broker non-votes for Proposal One will be counted as shares present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast. Consequently, a withheld vote or abstention is a vote against any director for which the vote is withheld.

o Approval of the 2005 Incentive Compensation Plan: The affirmative vote of a majority of the shares of common stock entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting is required for the approval of the 2005 Incentive Compensation Plan. Withheld votes, broker non-votes, and abstentions for Proposal Two will be counted as shares present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast. Consequently, abstentions and withheld votes will each have the same effect as a vote against Proposal Two.

o Ratification of the appointment of Hein & Associates LLP as our independent public accountants for the fiscal year ending June 30, 2006: To be approved, this matter must receive the affirmative vote of a majority of the shares entitled to vote and present, in person or by properly executed proxy, at the Annual Meeting. Withheld votes, broker non-votes and abstentions for Proposal Two will be counted as shares present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast. Consequently, abstentions and withheld votes will each have the same effect as a vote against Proposal Three.




By order of the Board of Directors

CORGENIX MEDICAL CORPORATION



s/ Douglass T. Simpson
-------------------------
Douglass T. Simpson,
President and Chief Executive Officer
November 11, 2005

YOU MAY RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. CORGENIX HAS NOT AUTHORIZED ANYONE TO PROVIDE INFORMATION DIFFERENT FROM THAT CONTAINED IN THIS PROXY STATEMENT. THE DELIVERY OF THIS PROXY STATEMENT DOES NOT MEAN THAT INFORMATION CONTAINED IN THIS PROXY STATEMENT IS CORRECT AFTER THE DATE OF THIS PROXY STATEMENT. THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK IN ANY CIRCUMSTANCES UNDER WHICH THE OFFER OR SOLICITATION IS UNLAWFUL.

                                TABLE OF CONTENTS

                                                   PAGE
Questions and Answers............................   1
Proposals You May Vote On........................   5
General Information..............................   5
PROPOSAL NO. 1:  Election of Directors...........   6
Board and Committees.............................   8
Management of the Company........................  11
Executive Compensation...........................  13
Beneficial Ownership of Common Stock.............  16
Common Stock Performance.........................  16
Certain Relationships and Related Transactions...  18
PROPOSAL NO. 2:  Approve 2005 Incentive
Compensation Plan................................  19
PROPOSAL NO. 3:  Ratification of Independent
Public Accountants...............................  26

Stockholder Proposals............................  28
Attachment A: Corgenix 2005 Incentive
Compensation Plan................................ A-1

                              QUESTIONS AND ANSWERS

1. Q: What may I vote on?

           A:   You may vote on each of the following three proposals:

                Abstentions or votes withheld on any of the following proposals will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast.



                1. ELECTION OF DIRECTORS

                There are four nominees for election this year. Detailed information on each nominee is provided on pages 6 and 7. If any director is unable to stand for re-election, the Board may reduce its size or designate a substitute. If a substitute is designated, proxies voting on the original director candidate will be cast for the substituted candidate.

                Your Board unanimously recommends a vote FOR each of these nominees for directors.

                2. AUTHORIZATION TO APPROVE THE 2005 INCENTIVE COMPENSATION PLAN

                The 2005 Incentive Compensation Plan is intended to encourage ownership of shares of Corgenix by its employees, directors and consultants by providing an additional incentive to promote the success of the business. 1,500,000 shares of Corgenix common stock are reserved for issuance under this plan.

                Your Board unanimously recommends a vote FOR the approval of the 2005 Incentive Compensation Plan.

                3. RATIFICATION OF INDEPENDENT AUDITORS

                The Audit Committee of the Board of Directors recommended and the Board of Directors has selected, subject to ratification by a majority vote of the stockholders in person or by proxy at the Annual Meeting, the firm of Hein & Associates LLP to continue as our independent public accountant for the current fiscal year ending June 30, 2006.

                Your Board unanimously recommends that stockholders vote FOR ratifying the appointment of Hein & Associates LLP as the Company's independent auditors.



2. Q: Who is entitled to vote?

           A: Stockholders as of the close of business on November 8, 2005 are entitled to vote at the Annual Meeting.

3. Q:   How do I vote?

           A: Sign and date the proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the three proposals. You have the right to revoke your proxy at any time before the meeting by:

                (a) notifying our Corporate Secretary; (b) voting in person; or
                (c) returning a later-dated proxy card.

4. Q: How does discretionary authority apply?

           A: If you sign your proxy card, but do not make any selections, you give authority to Douglass T. Simpson, President and Chief Executive Officer, to vote on the proposals and any other matter that may arise at the meeting.

5. Q: Is my vote confidential?

           A: Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to the Company's transfer agent, Computershare Investor Services, and handled in a manner that protects your voting privacy. Your vote will not be disclosed except:

                (a) as needed to permit Computershare Investor Services to tabulate and certify the vote;
                (b)  as required by law; or
                (c) in limited circumstances such as a proxy contest in opposition to the Board.

                Additionally, all comments written on the proxy card or elsewhere will be forwarded to management, but your identity will be kept confidential unless you ask that your name be disclosed.

6. Q: What does it mean if I get more than one proxy card?

           A: If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all of your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Computershare Investor Services at (303) 235-5300.

7. Q: How many shares can vote?

           A: As of the close of business on October 21, 2005, 8,557,390 shares of common stock were issued and outstanding. Every holder of common stock as of the close of business on November 8, 2005, the record date, is entitled to one vote for each share held.

8. Q: What is a "quorum?"

           A: The presence of the holders of a majority of the outstanding shares of common stock entitled to vote at the annual meeting, whether in person or by proxy, constitutes a "quorum" at the annual meeting. There must be a quorum for the meeting to be held, and proposals two and three must receive more than 50% of the shares voting to be adopted. If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered to be part of the quorum. Abstentions, withheld votes, and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum exists, but will not be counted as a vote in favor of proposals two and three.

                A broker non-vote occurs when a nominee holding shares of common stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

9. Q: Who can attend the Annual Meeting?

           A: All stockholders that held shares of Corgenix on November 8, 2005 can attend.

10. Q: How will voting on any other business be conducted?

           A: Although we do not know of any business to be considered at the 2005 Annual Meeting other than the proposals described in this Proxy Statement, if any other business is presented at the Annual Meeting, your signed proxy card gives authority to Douglass T. Simpson, President and Chief Executive Officer, to vote on such matters at his discretion.

11. Q: Can a stockholder nominate someone to be a director of
                Corgenix?

           A: As a stockholder, you may recommend any person as a nominee for director of Corgenix by writing to the Board of Directors, c/o Corgenix Corporation, 12061Tejon Street, Westminster, Colorado 80234.

                We must receive any recommendations by August 16, 2006, for the 2006 annual meeting and said recommendations should include:

                o the name, residence and business address of the nominating stockholder;

                o a representation that the nominating stockholder is a record holder of Corgenix stock or holds Corgenix stock through a broker and the number and class of shares held;

                o a representation that the nominating stockholder intends to appear in person or by proxy at the meeting of the stockholders to nominate the individual(s) if the nominations are to be made at a stockholder meeting;

                o information regarding each nominee that would be required to be included in a proxy statement;

                o a description of any arrangement or understanding between and among the nominating stockholder and each and every nominee; and

                o the written consent of each nominee to serve as a director, if elected.



12.Q: Who is soliciting proxies?



          A. The enclosed proxy is being solicited by the Board of Directors of Corgenix on behalf of Corgenix. The cost of the
                solicitationshall  be   borne  by   Corgenix.   It  is
                anticipated   that solicitations  of proxies for the meeting
                will be made only by use of the  mails;  however,  we may  use
                the  services  of our directors,   officers   and   employees
                to  solicit   proxies personally  or  by  telephone,  without
                additional  salary  or compensation to them.  Brokerage houses,
                custodians,  nominees and  fiduciaries   will  be  requested
                to forward the proxy soliciting materials to the beneficial owners of our shares held of record by such persons, and we will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in the performance of that task.



13. Q: How much did this proxy solicitation cost?

           A: The total cost is estimated to be $15,000, which includes estimated out-of-pocket expenses.

                               GENERAL INFORMATION

Corgenix Medical Corporation, a Nevada corporation, is a diagnostic biotechnology company whose principal focus has been the discovery and development of diagnostic markers for the detection and management of important immunological disorders. Until May 22, 1998, our business was conducted by and under the name of REAADS Medical Products, Inc., a Delaware corporation ("REAADS"). On May 22, 1998, REAADS became a subsidiary of Corgenix, and its name was changed to Corgenix, Inc. when its wholly owned subsidiary merged with and into REAADS (the "Merger").

Our principal offices are located at 12061 Tejon Street, Westminster, Colorado 80234, and our telephone number is (303) 457-4345.


                              AVAILABLE INFORMATION

We file reports, proxy materials and other information with the Securities and Exchange Commission (the "Commission"). These reports, proxy materials and other information concerning Corgenix can be inspected and copied at the Public Reference Section maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies can be obtained by mail from the Commission at prescribed rates from the Public Reference Section of the Commission at its principal office in Washington D.C. The Commission also maintains a site on the World Wide Web (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants (including Corgenix) that file electronically with the Commission.

                                   PROPOSAL 1

                       ELECTION OF THE BOARD OF DIRECTORS

Introduction

Four individuals have been nominated to be elected at the Annual Meeting to serve as directors until the next annual meeting of the stockholders or until their successors have been elected and qualified. Information about each nominee is given below.

Nominees

LUIS R. LOPEZ, M.D.
Age:  57
Director since 1998

Dr. Lopez has served as the Chief Executive Officer and Chairman of the Board of Directors of Corgenix from May 1998 until April 2005 when his title was changed to Chief Medical Officer. From 1987 to 1990, Dr. Lopez was Vice President of Clinical Affairs at BioStar Medical Products, Inc., a Boulder, Colorado diagnostic firm. From 1986 to 1987 he served as Research Associate with the Rheumatology Division of the University of Colorado Health Sciences Center, Denver, Colorado. From 1980 to 1986 he was Professor of Immunology at Cayetano Heredia University School of Medicine in Lima, Peru, during which time he also maintained a medical practice with the Allergy and Clinical Immunology group at Clinica Ricardo Palma in Lima. From 1978 to 1980 Dr. Lopez held a fellowship in Clinical Immunology at the University of Colorado Health Sciences Center. He received his M.D. degree in 1974 from Cayetano Heredia University School of Medicine in Lima, Peru. He is a clinical member of the American College of Rheumatology, and a corresponding member of the American Academy of Allergy, Asthma and Immunology. Dr. Lopez is licensed to practice medicine in Colorado, and is widely published in the areas of immunology and autoimmune disease.

DOUGLASS T. SIMPSON
Age:  57
Director since 1998

Mr. Simpson has been the President of Corgenix since May 1998 and was elected a director in May 1998. Mr. Simpson joined Corgenix's operating subsidiary as Vice President of Business Development in 1992, was promoted to Vice President, General Manager in 1995, to Executive Vice President in 1996, to President in February 1998 and then to Chief Executive Officer in April 2005. Prior to joining Corgenix's operating subsidiary, he was a Managing Partner at Venture Marketing Group in Austin, Texas, a health care and biotechnology marketing firm, and in that capacity, served as a consultant to REAADS from 1990 until 1992. From 1984 to 1990 Mr. Simpson was employed by Kallestad Diagnostics, Inc. (now part of BioRad Laboratories, Inc.), one of the largest diagnostic companies in the world, where he served as Vice President of Marketing, in charge of all marketing and business development. Mr. Simpson holds B.S. and M.S. degrees in Biology and Chemistry from Lamar University in Beaumont, Texas.


JUN SASAKI
Age: 52
Director since December 2002

Mr. Sasaki was elected as a director in December 2002. Mr. Sasaki has been the Division Officer and General Manager of the International Diagnostic Reagents Division of Medical & Biological Laboratories Co., Ltd. (MBL) since June 1999. From 1993 to 1999, Mr. Sasaki was the General Manager of MBL's Sales and Marketing Department. From 1992 to 1993, he was located in Boston, Massachusetts and was engaged in the establishment of MBL International Corporation, a sales subsidiary of MBL. He joined MBL in 1976 and has been instrumental in the development of a series of autoimmune products. Mr. Sasaki received a B.E. degree from Yamanashi University in Yamanashi prefecture, Japan.

ROBERT TUTAG
Age: 64
Director since September 2005

Mr. Tutag was appointed to the Board in September 2005. Mr. Tutag is currently and since 1990 has been President of Unisource, Inc., a privately held Boulder, Colorado company which identifies and develops niche pharmaceutical products for generic and brand name pharmaceutical companies. From 1964 through 1982, Mr. Tutag was President and Chief Operating Officer of Tutag Corporation. In that capacity, he developed and managed operations of Cord Laboratories, one of the original generic pharmaceutical manufacturing companies, in addition to founding and overseeing Geneva Generics, a generic sales and distribution company, which developed into one of the country's premier companies in its industry. Both Cord Laboratories and Geneva Generics were acquired by Ciba-Geigy Corporation. During that time period, Mr. Tutag also served as a Director of Geneva Generics and as Vice President of Sales and a Director of Tutag Pharmaceuticals, a branded distribution company. From 1983 through 1989, Mr. Tutag was President and Chief Executive Officer of NBR Financial, Inc., a multi-bank holding company in Boulder, Colorado. Since 1977 until the present, Mr. Tutag has also been editor of GMP Trends, Inc., Boulder, Colorado, an informational newsletter that reviews FDA and GMP inspection reports (483's) for the pharmaceutical and medical device industries. Mr. Tutag also served as interim president from 1999-2000 and was a director from 1997-2001 of the Bank of Cherry Creek in Boulder, Colorado. He received a BBA and an MBA from the University of Michigan.

            Votes Required to Elect Directors; Board Recommendation

Directors are elected by a plurality of the votes of the shares entitled to vote in the election and present, in person or by proxy, at the Annual Meeting. Withheld votes, broker non-votes, and abstentions for Proposal One will be counted as shares present and entitled to vote for purposes of determining the presence of a quorum and in tabulating votes cast. Consequently, a withheld vote, broker non-vote, or abstention is a vote against any director for which the vote is withheld. It is anticipated that proxies will be voted for the nominees and the Board has no reason to believe that any of the nominees will be unwilling or unable to serve as directors, if elected. In the event that any nominee is unable to serve, the proxy holder named in the proxies will vote for the election of such substitute or additional nominees as the Board may propose.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF LUIS R. LOPEZ, DOUGLASS T. SIMPSON, JUN SASAKI, AND ROBERT TUTAG.

                              BOARD AND COMMITTEES

Structure and Operation of the Board of Directors: You should know the following information about the structure of the Board of Directors (the "Board") and its operations:

o Each director serves for a term of one year or until the director's successor is duly elected, appointed or seated.

o The Board currently consists of two outside directors (the "Outside Directors"), the President and Chief Executive Officer (the Chief Operating Officer) and the Chief Medical Officer. At the 2005 Annual Meeting, stockholders are considering the election of four directors, after which the Board will also consist of two Outside Directors.

o          None of the directors has a consulting arrangement with Corgenix.

o The Board usually meets in scheduled meetings and conference telephone calls. In Corgenix's 2005 fiscal year, the Board met and/or took action by unanimous consent on 10 occasions. No board member, other than Mr. Sasaki, attended fewer than 75% of the meetings of the Board or a committee in the last fiscal year.

Structure and Operation of the Committees: The full Board considers all major decisions of Corgenix. The Board has established a standing audit committee and compensation committee, both of which are chaired by outside director, Mr. Robert Tutag. The Board has not established a nominating committee; however, the Board does not believe such a committee is necessary given the small number of Board members, and the fact that the Company has two independent, outside directors. The entire Board participates in the consideration of director nominees. You should know the following information about the operations of the two committees of the Board: The Audit Committee currently consists of one of the Outside Directors, Mr. Robert Tutag, and Mr. Simpson in addition to a non-director, Mr. William Critchfield, the Senior Vice President and Chief Financial Officer, and its functions include:

o     making   recommendations   to  the  Board   regarding  the  selection  of
      independent auditors,

o reviewing the results and scope of the audit and other services provided by Corgenix's independent auditors, and

o     reviewing and evaluating Corgenix's audit and control functions.

      Four Audit Committee meetings were held during the last fiscal year.

o The Compensation Committee currently consists of an outside director, Mr. Tutag, along with Messrs. Lopez and Simpson, and its functions include:

        o reviewing and recommending for Board approval compensation for executive officers, and

        o making policy decisions concerning salaries and incentive compensation for employees and consultants of Corgenix.

Two Compensation Committee meetings were held during the last fiscal year.

Audit Committee Report

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. Because the Company's common stock is traded on the Over the Counter Bulletin Board, the Company is not subject to the listing requirements of any securities exchange or Nasdaq regarding the membership of the Company's Audit Committee. However, one of the members of the audit committee is independent as defined in Rule 4200(a)(15) of listing standards for the Nasdaq Stock Market. The Audit Committee does not have a written charter.

In discharging its responsibility for oversight of the audit process, the Audit Committee obtained from the Company's independent auditors, Hein & Associates LLP, a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors' independence consistent with the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that might impact the auditors' objectivity and independence and satisfied itself as to the auditors' independence.

The Audit Committee of the Board of Directors of the Company reported the following:

(1) The Audit Committee has reviewed and discussed the audited financial statements as of and for the fiscal year ended June 30, 2005, with management and the independent auditors. Management has the responsibility for preparation of the Company's financial statements and the independent auditors have the responsibility for auditing those statements.

(2) The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented.

(3) The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence; and

(4)   Based on the review and discussion referred to in paragraphs (1) through
      (3) above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005.

Audit Committee of Corgenix Medical Corporation
Robert Tutag
Douglass T. Simpson
William H. Critchfield

Board Compensation Committee Report on Executive Compensation The Company's executive compensation program is administered by the Compensation Committee of the Board. One of its members and its chairman, Mr. Robert Tutag, is a non-employee director. The Committee recommends the compensation of all executive officers of the Company to the Board. In reviewing the compensation of individual executive officers, the Committee takes under consideration the recommendations of management, published compensation surveys and current market conditions.

Compensation Programs. The Company's compensation programs are aimed at enabling it to attract and retain the best possible executive talent and rewarding those executives commensurate with their ability and performance. The Company's compensation programs consist primarily of base salary, bonus plan, payment of group health insurance, automobile allowance and stock option plan.

Base Salary. Base salaries for executive officers are determined in the same manner as that of other salaried employees. Salary guidelines are established by comparing the responsibilities of the individual's position in relation to similar positions in other medical related companies. Individual salaries were determined this year by considering respective levels of responsibility, position and regional comparables, etc.

Bonus Plan. Bonuses for executive officers are determined based on achievement of pre-established goals related to corporate sales and earnings in addition to specific goals related to the executive's respective areas of responsibility.

Incentive Stock Option Plan. The 2005 Incentive Compensation Plan is intended to encourage ownership of shares of the Company by employees, directors and consultants of the Company, thereby providing additional incentives for such employees, directors and consultants to promote the success of the business. Options granted to executive officers under the 2005 plan would be either incentive stock options or nonstatutory stock options, and shares may be sold or granted at the discretion of the Board and as reflected in the terms of a written stock option agreement. Restricted stock may also be awarded under the plan.

Director Compensation: One of the Outside Directors, Mr. Robert Tutag, currently receives an annual stock grant in addition to a cash payment of $500 per meeting for service on the Board. Mr. Tutag also may be reimbursed for certain expenses in connection with attendance at Board and committee meetings. For fiscal year 2005, Mr. Tutag received no stock options, nor received any cash compensation for Board services, as he was not yet appointed to the Board. In addition, no compensation was paid to Mr. Kobe for his service on the Board.

Compensation Committee of Corgenix Medical Corporation
Robert Tutag
Luis R. Lopoez, M.D.
Douglass T. Simpson


                                   MANAGEMENT

Directors and Executive Officers.


The following table sets forth certain information with respect to the directors and executive officers of Corgenix as of June 30, 2005:

---------------------------------------------------------------------
                                               Director/Officer of
Name                  Age    Position          the Company** Since
---------------------------------------------------------------------
---------------------------------------------------------------------

Douglass T. Simpson   57  President and Chief            1992
                          Executive
                          Officer, Director
Luis R. Lopez, M.D.   57                                 1990
                          Chief Medical
                          Officer and
                          Chairman

William H.           59   Senior Vice
Critchfield               President, Finance             2000
                          and Administration
                          and Chief
                          Financial Officer

Ann L. Steinbarger   52   Senior Vice
                          President Operations           1996


Taryn G. Reynolds      46 Vice President                 1992
                          Facilities and IT

Jun Sasaki             52 Director                       2002


Robert Tutag          65  Director                       2005

**Includes
predecessor
Company--REAADS
Medical Products,
Inc.


---------------------------------------------------------------------
Douglass T. Simpson, Mr. Simpson's biographical information is on page 6 of this Proxy Statement.

Luis R. Lopez, M.D., Dr. Lopez's biographical information is on page 6 of this Proxy Statement.

William H. Critchfield, has been Senior Vice President Finance and Administration and Chief Financial Officer of the Company since April 2005 and was Vice President and Chief Financial Officer from December 2000 to April 2005. Prior to joining Corgenix, Mr. Critchfield was Executive Vice President and Chief Financial Officer of U.S. Medical, Inc., a Denver,
Colorado based privately held distributor of new and used capital medical equipment. From May of 1994 through July of 1999, he served as President and Chief Financial Officer of W.L.C. Enterprises, Inc., a retail business holding company. From November 1991 to May 1994, Mr. Critchfield served as Executive Vice President and Chief Financial Officer of Air Methods Corporation, a publicly traded company which is the leading U.S. company in the air medical transportation industry and is the successor company to Cell Technology, Inc., a publicly traded biotechnology company, where he served in a similar capacity from 1987-1991. From 1986 through September 1987 he served as Vice President of Finance and Administration for Biostar Medical Products, Inc., a developer and manufacturer of diagnostic immunoassays. In the past, Mr. Critchfield also served as Vice President of Finance for Nuclear Pharmacy, Inc., formerly a publicly traded company and the world's largest chain of centralized radiopharmacies. Mr. Critchfield is a certified public accountant in Colorado. He graduated magna cum laude from California State University-Northridge with a Bachelor of Science degree in Business Administration and Accounting.

Ann L. Steinbarger, has been the Senior Vice President, Operations of Corgenix since April 2005 and was the Vice President of Sales and Marketing from May 1998 to April 2005. Ms. Steinbarger joined Corgenix's operating subsidiary in January 1996 as Vice President, Sales and Marketing with responsibility for its worldwide marketing and distribution strategies. Prior to joining Corgenix, Ms. Steinbarger was with Boehringer Mannheim Corporation, Indianapolis, Indiana, a $200 million IVD company. At Boehringer from 1976 to 1996, she served in a series of increasingly important sales management positions. Ms. Steinbarger holds a B.S. degree in Microbiology from Purdue University in West Lafayette, Indiana.

Taryn G. Reynolds, has been a Vice President of Corgenix since May 1998. Mr. Reynolds joined Corgenix's operating subsidiary in 1992, serving first as Director of Administration, then as Managing Director, U.S. Operations. He has served as Vice President, Operations and in 1999, became Vice President, Facilities and Information Technology. Prior to joining Corgenix, Mr. Reynolds held executive positions at Brinker International, MJAR Corporation and M&S Incorporated, all Colorado-based property, operational and financial management firms.

Jun Sasaki, Mr. Sasaki's biographical information is on page 7 of this Proxy Statement.

Robert Tutag, Mr. Tutag's biographical information is on page 7 of this Proxy Statement.

COMPLIANCE WITH SECTION 16 (a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, as well as persons beneficially owning more than 10% of the Company's outstanding Common Stock, to file reports of ownership and changes in ownership with the Commission within specified time periods. Such officers, directors and stockholders are also required to furnish the Company with copies of all Section 16 (a) forms they file.

Based solely on its review of such forms received by it, or written representations from certain reporting persons, the Company believes that all
Section 16 (a) filing requirements applicable to its officers, directors and 10% stockholders were complied with during the fiscal year ended June 30, 2005.

                             EXECUTIVE COMPENSATION

      The following table shows how much compensation was paid by Corgenix for the last three fiscal years to Corgenix's Chief Executive Officer and each other executive officer whose total annual salary and bonus exceeded $100,000 for services rendered to the subsidiaries during such fiscal years (collectively, the "Named Executive Officers").

                             Summary Compensation Table


                                Annual
                                 Cash         Long-Term
                             Compensation   Compensation
                               -----------------------
                                             Options
                                 Salary      Granted
  Name and Principal   Fiscal   and Bonus  (#of Shares)
      Position         Year
 -----------------------------------------------------
 Douglass T. Simpson    2005   $157,826    205,000
 President, Chief       2004   $148,386        -
 Executive Officer      2003   $152,250     59,072

 Dr. Luis R. Lopez      2004   $180,372    100,000
 Chairman and Chief     2003   $169,583       -
 Medical Officer        2002   $174,000     41,900

 William H.             2004   $140,916    125,000
 Critchfield            2003   $132,487      -
 Senior Vice            2002   $135,937     34,119
 President Finance
 and Administration
 and Chief Financial
 Officer

 Ann L. Steinbarger     2004   $140,916    100,000
 Senior Vice            2003   $132,487       -
 President,             2002   $135,937     41,519
 Operations



 Taryn G. Reynolds...   2004   $117,733     70,000
 Vice President,        2003   $105,991        -
 Facilities and         2002   $108,750     35,695
 Information
 Technology

Long-Term Incentive Compensation

Issuances of stock under the Stock Compensation Plan to the Named Executive Officers during the fiscal year ended June 30, 2005 were as follows:

-----------------------------------------------------------
        Officer           Issuances of Stock Under Stock
                        Compensation Plan in Fiscal 2005
-----------------------------------------------------------
-----------------------------------------------------------
Douglass T. Simpson                      0
-----------------------------------------------------------
-----------------------------------------------------------
Dr. Luis R. Lopez 0
-----------------------------------------------------------
-----------------------------------------------------------
William H. Critchfield                   0
-----------------------------------------------------------
-----------------------------------------------------------
Ann L. Steinbarger                       0
-----------------------------------------------------------
-----------------------------------------------------------
Taryn G. Reynolds                        0
-----------------------------------------------------------


  Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                     Values

The following table sets forth information concerning option exercises by the Named Executive Officers during the fiscal year ended June 30, 2005 and outstanding options held by the Named Executive Officers as of June 30, 2005:

    Name      Number   Value  Number of Shares    Value of
                 of           d  Underlying     In-the-Money
              Shares            Unexercised      Options at
              Acquired           Options at      FY-End ($)
              on       Realize     FY-End      Exercisable/Unexercisable(1)
              Exercise  ($)   Exercisable/Unexercisable
---------------------------------------------------------------
---------------------------------------------------------------
Douglass T.      0       0     63,723/222,557     0/65,600
Simpson
Dr. Luis R.      0       0     32,347/111,833     0/32,000
Lopez
William H.       0       0     44,627/136,373     0/40,000
Critchfield
Ann L.           0       0     47,774/111,706     0/32,000
Steinbarger
Taryn G.         0       0     40,715/79,765      0/22,400
Reynolds

(i) Based on the price of the Company's common stock at June 30, 2005 of $0.25 per share. As of October 21, 2005, the price of the Company's common stock was $.51.


Employment and Consulting Agreements

Corgenix has entered into employment agreements with the following officers as of the respective dates and for the minimum annual salaries as noted opposite each of their names:

          ---------------------------------------
              Officer      Minimum Annual Salary
          ---------------------------------------
          ---------------------------------------

          ---------------------------------------
          ---------------------------------------
          Douglass T.      $180,000, dated July 1, 2005
          Simpson
          ---------------------------------------
          ---------------------------------------
          Dr. Luis R.      $184,573, dated July 1, 2005
          Lopez
          ---------------------------------------
          ---------------------------------------
          William H.       $165,000, dated July 1, 2005
          Critchfield
          ---------------------------------------
          ---------------------------------------
          Ann L.           $150,000,  dated July 1, 2005
          Steinbarger
          ---------------------------------------
          ---------------------------------------
          Taryn G.         $115,358,  dated July 1, 2005
          Reynolds
          ---------------------------------------

Each of the above employment agreements is for continuously renewable terms of three years, provides for severance payments equal to eighteen month's salary and benefits if the employment of the officer is terminated without cause (as defined in the respective agreements), and an automobile expense reimbursement of $400 per month.


Compensation Committee Interlocks and Insider Participation

The Compensation Committee of Corgenix is currently composed of Mr. Tutag, Dr. Lopez and Mr. Simpson with Mr. Tutag serving as Chairman. No
interlocking   relationship   exists   between  any  member  of  the  Board  or
Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

                BENEFICIAL OWNERSHIP OF CORGENIX MEDICAL STOCK


      The following table sets forth as of September 30, 2005, certain information regarding the ownership of Corgenix's common stock by (i) each person known by Corgenix to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each of Corgenix's directors, (iii) each Named Executive Officer and (iv) all of Corgenix's executive officers and directors as a group. Unless otherwise indicated, the address of each person shown is c/o Corgenix, 12061 Tejon Street, Westminster, CO 80234. Beneficial ownership, for purposes of this table, includes convertible debt convertible into common stock and options and warrants to purchase common stock that are either currently exercisable or convertible or will be exercisable or convertible within 60 days of September 30, 2005. Other than Dr. Lopez and Mr. Reynolds, no other director or executive officer beneficially owned more than 5% of the common stock. Directors and executive officers as a group beneficially owned 16.0% of the common stock.

----------------------------------------------------------

                                    Shares Beneficially
                                           Owned
--------------------------------   -----------------------
--------------------------------   -----------------------


                                                 Percent
Name of Beneficial Owner                         of
                                    Number       Total
                                                 Beneficial
--------------------------------   ----------    ---------
CAMOFI Master LDC..................4,665,057       26.33%

Truk Opportunity Fund.............2,239,979        12.64%

Medical & Biological
Laboratories Co. Ltd..............1,760,564        9.94%

Taryn G. Reynolds(1)..............1,250,487        7.06%

Ascendiant Securities, LLC....... 1,003,438        5.66%

Ascendiant Capital Group, LLC...... 942,096        5.32%

Luis R. Lopez, M.D.(1)............. 807,848        4.56%

Douglass T. Simpson (1)............ 260,228        1.47%

Ann L. Steinbarger(1)................71,089        0.40%

William H. Critchfield(1)............54,627        0.31%

All current directors and
current executive officers as
a group (5 persons)................2,444,279      13.80%



                            COMMON STOCK PERFORMANCE

      Our Common Stock is traded on the OTC Bulletin Board (R) under the symbol "CONX". On October 24, 2005, the last bid price of our Common Stock on the OTC Bulletin Board (R) as reported by the OTC Bulletin Board (R) was $0.54.

      The following table sets forth, for the periods indicated, the high and low bid prices of our Common Stock as reported on the OTC Bulletin Board (R). The following quotations reflect inter-dealer prices, without retail mark-up, markdown or commissions, and may not represent actual transactions.

               Stock Price Dates                  Stock Price Ranges
                                                     High   Low

                                Fiscal Year 2005
      Quarter Ended:
           September 30, 2004                       $1.00   $0.40
           December 31, 2004                        $0.58   $0.36
           March 31, 2005                           $0.55   $0.21
           June 30, 2005                            $0.34   $0.21

                                Fiscal Year 2004
      Quarter Ended:
           September 30, 2003                       $1.29   $0.70
           December 31, 2003                        $1.35   $0.85
           March 31, 2004                           $1.05   $0.70
           June 30, 2004                            $0.90   $0.28

      On September 30, 2005 there were approximately 182 holders of record of our Common Stock.

To date, we have not paid any dividends on our Common Stock, and the Board of Directors of the Company does not currently intend to declare cash dividends on our Common Stock. We instead intend to retain earnings, if any, to support the growth of the Company's business. Any future cash dividends would depend on future earnings, capital requirements and the Company's financial condition and other factors deemed relevant by the Board of Directors

                            CERTAIN RELATIONSHIPS AND
                              RELATED TRANSACTIONS

   Except for the debt conversion described below, there have not been any transactions since the beginning of the Company's last fiscal year, or any currently proposed transaction to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any director or executive officer of the Company, nominee for election as a director, any five percent security holder or any member of the immediate family of any of the foregoing persons had, or will have, a direct or indirect material interest. On May 22, 1998 and March 1, 1999, three executive officers loaned the Company a total of $57,225, which loans, as of June 7, 2005, had been in default for a considerable time period. On June 7, 2005, the Company and the three executive officers of the Company agreed to a transaction whereby the Company issued shares of the Company's common stock and warrants to acquire additional shares of common stock in exchange for the respective executive officer's agreement to accept the Shares and Warrants in full satisfaction of all amounts owed by the Company to them pursuant to the terms of their respective promissory notes. The Shares and Warrants exchanged for the debt owing to the executive officers were as follows:



-----------------------------------------------------------
   Executive     Principal and     Shares      Warrants
    Officer      Interest Owed   Exchanged     Exchanged
                  to Officer
-----------------------------------------------------------
-----------------------------------------------------------
Dr.   Luis   R.     $42,269       169,076       169,076
Lopez
-----------------------------------------------------------
-----------------------------------------------------------
Douglass     T.     $17,159        68,636       68,636
Simpson
-----------------------------------------------------------
-----------------------------------------------------------
Taryn        G.    $139,929       559,716       559,716
Reynolds
-----------------------------------------------------------
-----------------------------------------------------------

-----------------------------------------------------------
-----------------------------------------------------------
     Totals        $199,357       797,428       797,428
-----------------------------------------------------------

                                   PROPOSAL 2

               APPROVAL OF THE 2005 INCENTIVE COMPENSATION PLAN

Introduction

In April 2005, the Board approved the 2005 Incentive Compensation Plan (the " Plan"), subject to stockholder approval. The Company is proposing to authorize the issuance of 1,500,000 shares under the Plan.

Purpose

The purpose of the Plan is to attract and retain directors, officers, consultants and employees and to motivate such persons by relating incentive compensation to increases in stockholder value.

                SUMMARY OF THE 2005 INCENTIVE COMPENSATION PLAN

The full text of the 2005 Incentive Compensation Plan is set forth as Attachment A to this proxy statement. The following summary Plan is qualified by reference to that text.

Shares Subject to the 2005 Incentive Compensation Plan


Initially, 1,500,000 Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Compensation Committee (the "Committee") may from time to time deem necessary. The Shares may be divided among the various Plan components as the Committee shall determine, and all of them shall be available for the grant of Incentive Stock Options under the Plan. Shares which may be issued upon the exercise of Options shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder. Any Shares that are subject to an Award under this Plan which are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Option which expires or is terminated for any reason, any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 13.2 shall automatically become available for use under the Plan. Notwithstanding the foregoing, any Shares used for full or partial payment of the purchase price of the Shares with respect to which an Option is exercised and any Shares retained by the Company that were originally Incentive Stock Option Shares must still be considered as having been granted for purposes of determining whether the limitation on Incentive Stock Option grants has been reached.

Administration

The Plan shall be administered by the Committee. In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select Participants from among the Eligible Employees to whom Awards will be granted, the form of each Award, the amount of each Award and any other terms and conditions of each Award as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Participants which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation. The determination, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

Participation

Participants in the Plan shall be those Participants who, in the judgment of the Committee, are performing, or during the term of their employment will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee, and receipt of one such Award shall not result in automatic receipt of any other Award. Written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Each Participant shall enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

Grant of Options

Coincident with the following designation for participation in the Plan, a Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Option. The Committee may grant both an Incentive Stock Option and a Non-Statutory Option to the same Participant at the same time or at different times. Incentive Stock Options and Non-Statutory Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

Price

The price at which each Share covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the stock option agreement, but in no event shall the Option Price for each Share covered by an Incentive Stock Option be less than the Fair Market Value of the Stock on the date the Option is granted; provided that the Option Price for each Share covered by a Non-Statutory Option may be granted at any price less than Fair Market Value, in the sole discretion of the Committee. In addition, the Option Price for each Share covered by an Incentive Stock Option granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the date the Option is granted.

Duration of Options

Each stock option agreement shall state the period of time, determined by the Compensation Committee, within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must expire, in all cases, not more than seven years from the date an Option is granted. Each stock option agreement shall also state the periods of time, if any, as determined by the Compensation Committee, when incremental portions of each Option shall vest. With certain exceptions, no portion of any Option shall vest earlier than one year after the date of grant of the Option.

Termination of Employment

If the employment of the Option Holder by the Company is terminated (which for this purpose means that the Option Holder is no longer employed by the Company or by an Affiliate) within the Option Period for any reason other than cause, disability or the Option Holder's death, the Option may be exercised by the Option Holder within 30 days following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of termination of employment.

Non-Transferability

Each stock option agreement applicable to an Incentive Stock Option shall provide that the Option granted therein is not transferable by the Option Holder except by will or pursuant to the laws of descent and distribution, and that such Option is exercisable during the Option Holder's lifetime only by him or her, or in the event of disability or incapacity, by his or her guardian or legal representative. The Committee shall determine the extent, if any, to which Non-Statutory Options shall be subject to transferability and exercisability restrictions.

Disability of an Optionee

If the Option Holder dies, or if the Option Holder becomes disabled (within the meaning of Section 22(e) of the Internal Revenue Code), during the Option Period while still employed, or within the 30 day period referred to in (iii) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within twelve months following the Option Holder's death or disability, but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder's death or disability.

Adjustments Upon Changes in Capitalization

If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the Shares as to which Awards may be granted under the Plan; and (ii) the Shares of Stock then included in each outstanding Option granted hereunder.

Option Exercise and Payment

Each stock option agreement shall provide that the method for exercising the Option granted therein shall be by delivery to the Corporate Secretary of the Company of written notice specifying the number of Shares with respect to which such Option is exercised (which must be in an amount evenly divisible by 100) and payment of the Option Price. Such notice shall be in a form satisfactory to the Committee and shall specify the particular Option (or portion thereof) which is being exercised and the number of Shares with respect to which the Option is being exercised. The exercise of the Option shall be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company. The purchase price of the Stock shall be paid in full or by a combination of cash, by cashier's check payable to the order of the Company; delivery to the Company of certificates representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the Option Price, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Option Holder for such minimum period of time as may be established from time to time by the Committee. For purposes of this Plan, the Fair Market Value of any Shares delivered in payment of the Option Price shall be the Fair Market Value as of the exercise date. The exercise date shall be the delivery day of the certificates for the Stock used as payment of the Option Price or if the Stock is publicly traded, by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock necessary to pay the Option Price. A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Option Holder. If certificates representing Stock are used to pay all or part of the Option Price, separate certificates for the same number of Shares shall be issued by the Company and delivered to the Option Holder representing each certificate used to pay the Option Price, and an additional certificate shall be issued by the Company and delivered to the Option Holder representing the additional Shares, in excess of the Option Price, to which the Option Holder is entitled as a result of the exercise of the Option.

Withholding Taxes

Corgenix may take such steps as it may deem necessary or appropriate for the withholding of any taxes which Corgenix is required by law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any option. This step may include requiring the optionee to pay such tax at the time of exercise or the withholding of issuance of shares of stock to be issued upon the exercise of any option until the optionee reimburses Corgenix for the amount Corgenix is required to withhold with respect to such taxes. Corgenix has the sole discretion to allow such taxes to be satisfied by withholding optioned shares.

Restricted Stock Program

Awards Granted. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Restricted Stock Awards consisting of Shares. The number of Shares granted as a Restricted Stock Award shall be determined by the Committee. Each Restricted Stock Award shall be evidenced by a written equity award agreement that shall be entered into by the Company and the Participant to whom the Award is granted.

Restrictions. A Participant's right to retain a Restricted Stock Award granted to such Participant shall be subject to such restrictions set forth in the equity award agreement, including but not limited to his or her continuous employment by the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of employment or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the Shares constituting a Restricted Stock Award.

Privileges of a Stockholder. Transferability. A Participant shall have all voting, dividend, liquidation and other rights with respect to Shares in accordance with its terms received by him or her as a Restricted Stock Award of such Shares. Awards under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order ("QDRO"), unless and until such Awards have been exercised, or the Shares underlying such Awards have been issued, and all restrictions applicable to such Shares have lapsed.

Plan Amendment, Modification, and Termination

The Committee may at any time terminate, and from time-to-time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that either stockholder and/or Board approval is otherwise necessary or desirable.

No amendment, modification or termination of the Plan shall in any manner adversely affect any Awards theretofore granted under the Plan, without the consent of the Participant holding such Awards.

Brokerage Arrangements

The Committee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of shares acquired upon exercise of Stock Options, including, without limitation, arrangements for the simultaneous exercise of Stock Options and sale of the Shares acquired upon such exercise.

Non Exclusivity of the Plan

Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term Compensations.

Change in Control

In the event of a change in control of the Company, then the Committee shall have the power and discretion to prescribe the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder. In essence, the Committee may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Options (or the portion thereof that is currently exercisable) in cancellation thereof. The Committee may modify the performance requirements for any other Awards. The Committee may provide that Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. Any such determinations by the Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants.

For purposes of the Plan, a "change in control" shall be deemed to have occurred if (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or the current beneficial owners or their Affiliates are or become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than one-half of the voting power of the then outstanding voting stock of the Company; or (b) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least a majority of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.


                       SUMMARY OF STOCK OPTION INFORMATION

The following table sets forth as of June 30, 2005, the options to purchase common stock granted (New Plan Benefits) under the 2005 Incentive Compensation Plan to certain executive officers of the Company, to all executive officers as a group, and to all other employees.


         Luis R.  Douglass T.  William H.   Ann L.    Taryn G.   All      Non
         Lopez    Simpson    Critchfield Steinbarger  Reynolds Officers  Exec.
          CMO       CEO         SVP/CFO      SVP        VP      (5 in   Officer
                                                                group)   Group

         ----------------------------------------------------------------------
         ----------------------------------------------------------------------

Options
Granted

Number of 100,00  205,000     125,000     100,000      70,000  102,249   65,000
shares

Average
Exercise  $0.30     $0.30       $0.30       $0.30       $0.30    $0.30    $0.30
price per
share

Grant Dates 5/19/05 5/19/05    5/19/05     5/19/05     5/19/05         6/05,7/05
Expiration  5/19/12 5/19/12    5/19/12     5/19/12     5/19/12         6/12,7/12
Dates

Market Value $65,000 $133,250  $81,250     $65,000     $45,500 $390,000 $42,250
of Options
as of 9/30/05

Options
Exercised

Number      0           0         0           0            0       0       0
of
shares

Net value   0           0         0           0            0       0       0
realized

       Vote Required to Approve 2005 Incentive Compensation Plan; Board
                                 Recommendation

The affirmative vote of holders of a majority of the outstanding shares of common stock of the Company entitled to vote at the Annual Meeting is required for approval of Proposal Two. As a result, an abstention, broker non-vote, or withheld vote with respect to approval of Proposal Two shall be considered to be a negative vote with respect to Proposal Two.

                THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
          VOTE "FOR" APPROVAL OF THE 2005 INCENTIVE COMPENSATION PLAN




                                   PROPOSAL 3

                RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Company's principal outside accountant who serves as the Company's auditor and the Company's principal outside accountant for preparation of the Company's Federal and State income tax returns is Hein & Associates LLP. In fiscal 2004, KPMG LLP served as the Company's auditor and Hein & Associates LLP was the principal outside accountant for preparation of the Company's Federal and State income tax returns.

KPMG LLP was previously the principal accountant for Corgenix Medical Corporation. On March 8, 2005, that firm was dismissed by Corgenix as principal accountant and Hein & Associates LLP was engaged as principal accountant. The decision to change accountants was approved by the audit committee of the board of directors. In connection with the audits of the two fiscal years ended June 30, 2004, and the subsequent interim period through March 8, 2005, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of KPMG LLP on the consolidated financial statements of Corgenix Medical Corporation and subsidiaries as of and for the years ended June 30, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG LLP's report on the consolidated financial statements of Corgenix Medical Corporation and subsidiaries as of and for the years ended June 30, 2004 and 2003, contained a separate paragraph stating "as discussed in note 1 (g) to the consolidated financial statements, effective July 1, 2002, the Company changed its method of accounting for goodwill as prescribed by Statement of Financial Accounting Standards No. 142."

The aggregate fees billed by such firms for each of the last two fiscal years for professional services rendered by the Company's principal accountants are as follows:





-----------------------------------------------------------
             Audit Fees  Audit-Related  Tax Fees    All Other
             (Includes       Fees                    Fees
             Form QSB
             Reviews &
             Consents)
-----------------------------------------------------------
-----------------------------------------------------------
2005-Hein      $53,800       --       $8,500        --
-----------------------------------------------------------
-----------------------------------------------------------
2005-KPMG      $38,950       --         --          --
-----------------------------------------------------------
-----------------------------------------------------------
2004-Hein        --          --       $8,500        --
-----------------------------------------------------------
-----------------------------------------------------------
2004-KPMG      $77,250       --         --          --
-----------------------------------------------------------

The Company's Audit Committee (the "Committee") is responsible for the appointment, compensation, retention and oversight of the work of the registered public accounting firm (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Committee pre-approves all permissible non-audit services and all audit, review or attest engagements required under the securities laws (including the fees and terms thereof) to be performed for the Company by its registered public accounting firm, provided, however, that de-minimus non-audit services may instead be approved in accordance with applicable SEC rules.

The Audit Committee of the Board of Directors recommended, and the Board has selected, subject to ratification by a majority vote of the stockholders in person or by proxy at the Annual Meeting, the firm of Hein & Associates LLP to continue as the Company's independent public accountant for the current fiscal year ending June 30, 2006. Hein & Associates LLP served as the principal independent public accounting firm utilized by us for the fiscal quarter ended March 31, 2005 and for the year ended June 30, 2005. We anticipate that a representative of Hein & Associates LLP will attend the Annual Meeting for the purpose of responding to appropriate questions. At the Annual Meeting, a representative of Hein & Asociates LLP will be afforded an opportunity to make a statement if desired, and will be available to respond to appropriate questions.

          Votes Required to Ratify Accountants; Board Recommendation

Ratification of Hein & Associates LLP's appointment requires the affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting, in person or by properly executed proxy, and entitled to vote. As a result, an abstention, broker non-vote, or withheld vote with respect to approval of Proposal Three will be considered to be a negative vote with respect to Proposal Three.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR"
      RATIFYING THE APPOINTMENT OF HEIN & ASSOCIATES LLP AS THE COMPANY'S
                              INDEPENDENT AUDITORS.

                              STOCKHOLDER PROPOSALS

No stockholder proposals were received by Corgenix for inclusion in this year's Proxy Statement. If a stockholder wishes to present a proposal to be included in the proxy statement for the next annual meeting of stockholders, the proposal must be submitted in writing and received by the Corporate Secretary of Corgenix at its corporate offices located at 12061 Tejon Street, Westminster, Colorado 80234, no later than August 16, 2006.



                             YOUR VOTE IS IMPORTANT

                          PLEASE SIGN, DATE AND RETURN
                                 YOUR PROXY CARD
                            IN THE ENVELOPE PROVIDED
                               AS SOON AS POSSIBLE

                                  Attachment A

                          CORGENIX MEDICAL CORPORATION
                        2005 INCENTIVE COMPENSATION PLAN


SECTION 1
                                  INTRODUCTION

1.1 Establishment. Corgenix Medical Corporation, a Nevada corporation (hereinafter referred to as the "Company" except where the context otherwise requires), hereby establishes the 2005 Corgenix Incentive Compensation Plan (the "Plan").

1.2 Purpose. The purpose of the Plan is to attract and retain directors, officers, consultants and employees and to motivate such persons by relating incentive compensation to increases in stockholder value.

SECTION 2
                                   DEFINITIONS

     2.1 Definitions. The following terms shall have the meanings set forth below:

(a) "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. A Person shall be deemed to control another Person for purposes of this definition if such Person possesses, directly or indirectly, the power (i) to vote the securities or other ownership interests having ordinary voting power to elect a majority of the board of directors of a corporation or other Persons performing similar functions for any other type of Person, or (ii) to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, as general partner, as trustee or otherwise.

(b) "Award" means a grant made under this Plan in the form of Non-Statutory Options, Incentive Stock Options and/or Restricted Stock Awards.

(c) "Board" means the Board of Directors of the Company.

(d) "Committee" shall mean the Board, or if one has been appointed, the Compensation Committee.

(e) "Compensation Committee" means a committee consisting of at least two Non-Employee Directors (as defined in Rule 16b-3(i) under the 1934 act who are empowered hereunder to take actions in the administration of the Plan. If the Stock is publicly traded, the Compensation Committee shall be so constituted at all times as to permit the Plan to comply with Rule 16b-3 or any successor rule promulgated under the Securities Exchange Act of 1934 (the "1934 Act") as well ss.162(m) of the Internal Revenue Code of 1986, as it may be amended from time to time ("Code"). Members of the Compensation Committee shall be appointed from time to time by the Board, shall serve at the pleasure of the Board, and may resign at any time upon written notice to the Board.

(f) "Effective Date" means the effective date of the Plan, April 21, 2005.

(g) "Eligible Employees" means key employees (including, without limitation, officers and directors who are also employees) of the Company or any division thereof, upon whose judgment, initiative and efforts the Company is, or will be, important to the successful conduct of its business.

(h) "Fair Market Value" means, if the Stock is not publicly traded, the value of the Stock as determined in good faith by the Committee after such consultation with outside legal, accounting and other experts as the Committee may deem advisable. The Committee shall maintain a written record of its method of determining such value. If the Stock is publicly traded, Fair Market Value means the officially quoted closing price of the Stock on the national exchange on which the Stock is traded on a particular date. If there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions. If no such prices are reported on the national exchange on which the Stock is traded, then Fair Market Value shall mean the most recent ten day average of the high and low sale prices for the Stock (or if no sales prices are reported, the average of the preceding ten day high and low bid prices) as reported by the principal regional stock exchange, or if not so reported, as reported by a quotation system of general circulation to brokers and dealers.

(i) "Incentive Stock Option" means any Option designated as such and granted in accordance with the requirements of ss. 422 of the Code.

(j) "Non-Statutory Option" means any Option other than an Incentive Stock
   Option.

(k) "Option" means a right to purchase Stock at a stated price for a specified period of time.

(l) "Option Price" means the price at which shares of Stock subject to an Option may be purchased, determined in accordance with subsection 6.2(b).

(m) "Participant" means an Eligible Employee, consultant or other independent advisor of the Company designated by the Committee from time to time during the term of the Plan to receive one or more Awards under the Plan.

(n) "Person" means any individual, partnership, joint venture, firm, company, corporation, association, trust or other enterprise or any government or political subdivision or any agent, department or instrumentality thereof.

(o) "Plan Year" means each 12-month period coinciding the Company's fiscal year except that for the first year of the Plan it shall begin on the Effective Date and extend to the end of the fiscal year of Company following the Effective Date.

(p) "QDRO" shall mean a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act of 1934, as amended, or the rules thereunder.

(q) "Restricted Stock" shall mean shares of Stock granted under Section 7 that are subject to restrictions imposed pursuant to such Section.

(r) "Share" means a share of Stock.

(s) "Stock" means the common stock of the Company.

2.2 Gender and Number. Except when otherwise indicated by the context, the masculine gender shall also include the feminine gender, and the definition of any term herein in the singular shall also include the plural

SECTION 3
                               PLAN ADMINISTRATION

The Plan shall be administered by the Committee. In accordance with the provisions of the Plan, the Committee shall, in its sole discretion, select Participants from among the Eligible Employees to whom Awards will be granted, the form of each Award, the amount of each Award and any other terms and conditions of each Award as the Committee may deem necessary or desirable and consistent with the terms of the Plan. The Committee shall determine the form or forms of the agreements with Participants which shall evidence the particular provisions, terms, conditions, rights and duties of the Company and the Participants with respect to Awards granted pursuant to the Plan, which provisions need not be identical except as may be provided herein. The Committee may from time to time adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any agreement entered into hereunder in the manner and to the extent it shall deem expedient and it shall be the sole and final judge of such expediency. No member of the Committee shall be liable for any action or determination made in good faith, and all members of the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation. The determination, interpretations and other actions of the Committee pursuant to the provisions of the Plan shall be binding and conclusive for all purposes and on all persons.

SECTION 4
                            STOCK SUBJECT TO THE PLAN

4.1 Number of Shares. Initially, 1,500,000 Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan and subject to such restrictions or other provisions as the Committee may from time to time deem necessary. The Shares may be divided among the various Plan components as the Committee shall determine, and all of them shall be available for the grant of Incentive Stock Options under the Plan. Shares which may be issued upon the exercise of Options shall be applied to reduce the maximum number of Shares remaining available for use under the Plan. The Company shall at all times during the term of the Plan and while any Options are outstanding retain as authorized and unissued Stock, or as treasury Stock, at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

4.2 Unused and Forfeited Stock. Any Shares that are subject to an Award under this Plan which are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Option which expires or is terminated for any reason, any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to
   Section 13.2 shall automatically become available for use under the Plan. Notwithstanding the foregoing, any Shares used for full or partial payment of the purchase price of the Shares with respect to which an Option is exercised and any Shares retained by the Company pursuant to Section 13.2 that were originally Incentive Stock Option Shares must still be considered as having been granted for purposes of deter-mining whether the limitation on Incentive Stock Option grants provided for in Section 4.1 has been reached.

4.3 Adjustments for Stock Split, Stock Dividend, Etc. If the Company shall at any time increase or decrease the number of its outstanding Shares or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if they had been issued and outstanding, fully paid and nonassessable at the time of such occurrence: (i) the Shares as to which Awards may be granted under the Plan; and (ii) the Shares of Stock then included in each outstanding Option granted hereunder.

4.4 Other Changes in Stock. In the event there shall be any change, other than as specified in Section 4.3, in the number or kind of outstanding Shares or of any stock or other securities into which the Stock shall be changed or for which it shall have been exchanged, and if the Committee shall in its discretion determine that such change equitably requires an adjustment in the number or kind of Shares subject to outstanding Awards or which have been reserved for issuance pursuant to the Plan but are not then subject to an Award, then such adjustments shall be made by the Committee and shall be effective for all purposes of the Plan and on each outstanding Award that involves the particular type of stock for which a change was effected.

4.5 General Adjustment Rules. If any adjustment or substitution provided for in this Section 4 shall result in the creation of a fractional Share under any Award, the Company shall, in lieu of selling or otherwise issuing such fractional Share, pay to the Participant a cash sum in an amount equal to the product of such fraction multiplied by the Fair Market Value of a Share on the date the fractional Share would otherwise have been issued. In the case of any such substitution or adjustment affecting an Option, the total Option Price for the Shares then subject to an Option shall remain unchanged but the Option Price per share under each such Option shall be equitably adjusted by the Committee to reflect the greater or lesser number of Shares or other securities into which the Stock subject to the Option may have been changed.

4.6 Determination by Committee, Etc. Adjustments under this Section 4 shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties thereto.

SECTION 5
                                  PARTICIPATION

Participants in the Plan shall be those Participants who, in the judgment of the Committee, are performing, or during the term of their employment will perform, important services in the management, operation and development of the Company, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives. Participants may be granted from time to time one or more Awards; provided, however, that the grant of each such Award shall be separately approved by the Committee, and receipt of one such Award shall not result in automatic receipt of any other Award. Written notice shall be given to such person, specifying the terms, conditions, rights and duties related thereto. Each Participant shall enter into an agreement with the Company, in such form as the Committee shall determine and which is consistent with the provisions of the Plan, specifying such terms, conditions, rights and duties. Awards shall be deemed to be granted as of the date specified in the grant resolution of the Committee, which date shall be the date of any related agreement with the Participant. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

SECTION 6
                                  STOCK OPTIONS

6.1 Grant of Options. Coincident with the following designation for participation in the Plan, a Participant may be granted one or more Options. The Committee in its sole discretion shall designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Option. The Committee may grant both an Incentive Stock Option and a Non-Statutory Option to the same Participant at the same time or at different times. Incentive Stock Options and Non-Statutory Options, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

6.2 Option Agreements. Each Option granted under the Plan shall be evidenced by a written stock option agreement which shall be entered into by the Company and the Participant to whom the Option is granted (the "Option Holder"), and which shall contain the following terms and conditions, as well as such other terms and conditions not inconsistent therewith, as the Committee may consider appropriate in each case.

(a) Number of Shares. Each stock option agreement shall state that it covers a specified number of Shares, as determined by the Committee. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Option Holder in any calendar year, under the Plan or otherwise, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the time an Option is granted.

(b) Price. The price at which each Share covered by an Option may be purchased shall be determined in each case by the Committee and set forth in the stock option agreement, but in no event shall the Option Price for each Share covered by an Incentive Stock Option be less than the Fair Market Value of the Stock on the date the Option is granted; provided that the Option Price for each Share covered by a Non-Statutory Option may be granted at any price less than Fair Market Value, in the sole discretion of the Committee. In addition, the Option Price for each Share covered by an Incentive Stock Option granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company must be at least 110% of the Fair Market Value of the Stock subject to the Incentive Stock Option on the date the Option is granted.

(c) Duration of Options. Each stock option agreement shall state the period of time, determined by the Compensation Committee, within which the Option may be exercised by the Option Holder (the "Option Period"). The Option Period must expire, in all cases, not more than seven years from the date an Option is granted. Each stock option agreement shall also state the periods of time, if any, as determined by the Compensation Committee, when incremental portions of each Option shall vest. Except as provided in Section 7, no portion of any Option shall vest earlier than one year after the date of grant of the Option.

(d) Termination of Employment, Death, Disability, Etc. Except as otherwise determined by the Committee, each stock option agreement shall provide as follows with respect to the exercise of the Option upon termination of the employment or the death of the Option Holder:

(i) If the employment of the Option Holder is terminated within the Option Period for cause, as determined by the Company, the Option shall thereafter be void for all purposes. As used in this subsection 6.2(d), "cause" shall mean willful dishonesty towards, fraud upon or deliberate injury or attempted deliberate injury to the Company, misrepresentation or concealment of a material fact or circumstance for the purpose of or otherwise in connection with securing employment with the Company, breach of any limitations on the use or disclosure of confidential information or materials, conviction for a felony or a material breach of the Option Holder's employment agreement with the Company. The effect of this subsection 6.2(d)(i) shall be limited to determining the consequences of a termination, and nothing in this subsection 6.2(d)(i) shall restrict or otherwise interfere with the Company's discretion with respect to the termination of any employee.

(ii) If the Option Holder dies, or if the Option Holder becomes disabled (within the meaning of Section 22(e) of the Internal Revenue Code), during the Option Period while still employed, or within the 30 day period referred to in (iii) below, the Option may be exercised by those entitled to do so under the Option Holder's will or by the laws of descent and distribution within twelve months following the Option Holder's death or disability, but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Option Holder's death or disability.

(iii) If the employment of the Option Holder by the Company is terminated (which for this purpose means that the Option Holder is no longer employed by the Company or by an Affiliate) within the Option Period for any reason other than cause, disability or the Option Holder's death, the Option may be exercised by the Option Holder within 30 days following the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of termination of employment.

(e) Transferability. Each stock option agreement applicable to an Incentive Stock Option shall provide that the Option granted therein is not transferable by the Option Holder except by will or pursuant to the laws of descent and distribution, and that such Option is exercisable during the Option Holder's lifetime only by him or her, or in the event of disability or incapacity, by his or her guardian or legal representative. The Committee shall determine the extent, if any, to which Non-Statutory Options shall be subject to transferability and exercisability restrictions.

(f) Exercise, Payments, Etc.

(i) Each stock option agreement shall provide that the method for exercising the Option granted therein shall be by delivery to the Corporate Secretary of the Company of written notice specifying the number of Shares with respect to which such Option is exercised (which must be in an amount evenly divisible by 100) and payment of the Option Price. Such notice shall be in a form satisfactory to the Committee and shall specify the particular Option (or portion thereof) which is being exercised and the number of Shares with respect to which the Option is being exercised. The exercise of the Option shall be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company. The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (ii) below. A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Option Holder. If certificates representing Stock are used to pay all or part of the Option Price, separate certificates for the same number of Shares shall be issued by the Company and delivered to the Option Holder representing each certificate used to pay the Option Price, and an additional certificate shall be issued by the Company and delivered to the Option Holder representing the additional Shares, in excess of the Option Price, to which the Option Holder is entitled as a result of the exercise of the Option.

(ii) The Option Price shall be paid by any of the following methods or any combination of the following methods:

(A) In cash;

(B) By cashier's check payable to the order of the Company;

(C) By delivery to the Company of certificates representing the number of Shares then owned by the Option Holder, the Fair Market Value of which equals the Option Price, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Option Holder for such minimum period of time as may be established from time to time by the Committee; For purposes of this Plan, the Fair Market Value of any Shares delivered in payment of the Option Price shall be the Fair Market Value as of the exercise date. The exercise date shall be the delivery day of the certificates for the Stock used as payment of the Option Price; or

(D) If the Stock is publicly traded, by delivery to the Company of a properly executed notice of exercise together with irrevocable instructions to a broker to deliver to the Company promptly the amount of the proceeds of the sale of all or a portion of the Stock necessary to pay the Option Price.

(g) Withholding.

(i) Non-Statutory Options. Each stock option agreement covering Non-Statutory Options shall provide that, upon exercise of the Option, the Option Holder shall make appropriate arrangements with the Company to provide for the amount of additional withholding required by applicable federal and state income tax laws, including payment of such taxes through delivery of Stock or by withholding Stock to be issued under the Option, as provided in Section 13.

(ii) Incentive Stock Options. In the event that a Participant makes a disposition (as defined in Section 424(c) of the Code) of any Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of two years from the date on which the Incentive Stock Option was granted or prior to the expiration of one year from the date on which the Option was exercised, the Participant shall send written notice to the Company at its principal office (Attention: Corporate Secretary) of the date of such disposition, the number of Shares disposed of, the amount of proceeds received from such disposition, and any other information relating to such disposition as the Company may reasonably request. The Participant shall, in the event of such a disposition, make appropriate arrangements with the Company to provide for the amount of additional withholding, if any, required by applicable federal and state income tax laws.

(h) Adjustment of Options. Subject to the limitations contained in Section 6 and
   Section 9, the Committee may make any adjustment to the Option Price, the number of Shares subject to, or the terms of, an outstanding Option and a subsequent granting of an Option by amendment or by substitution of an outstanding Option. Such amendment, substitution, reduction, or re-grant may result in terms and conditions (including Option Price, number of shares covered, vesting schedule or Option Period) that differ from the terms and conditions of the original Option. The Committee may not, however, adversely affect the rights of any Participant to previously granted Options without the consent of such Participant. If such action is affected by amendment, the effective date of such amendment shall be the date of the original grant.

6.3 Stockholder Privileges. No Option Holder shall have any rights as a stockholder with respect to any Shares covered by an Option until the Option Holder becomes the holder of record of such Stock, and no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Option Holder becomes the holder of record of such Stock, except as provided in Section 4.

SECTION 7
                            RESTRICTED STOCK PROGRAM

7.1 Awards Granted. Coincident with or following designation for participation in the Plan, a Participant may be granted one or more Restricted Stock Awards consisting of Shares. The number of Shares granted as a Restricted Stock Award shall be determined by the Committee. Each Restricted Stock Award shall be evidenced by a written equity award agreement that shall be entered into by the Company and the Participant to whom the Award is granted.

7.2 Restrictions. A Participant's right to retain a Restricted Stock Award granted to such Participant under Section 0 shall be subject to such restrictions set forth in the equity award agreement, including but not limited to his or her continuous employment by the Company for a restriction period specified by the Committee or the attainment of specified performance goals and objectives, as may be established by the Committee with respect to such Award. The Committee may in its sole discretion require different periods of employment or different performance goals and objectives with respect to different Participants, to different Restricted Stock Awards or to separate, designated portions of the Shares constituting a Restricted Stock Award.

7.3 Privileges of a Stockholder. Transferability. A Participant shall have all voting, dividend, liquidation and other rights with respect to Shares in accordance with its terms received by him or her as a Restricted Stock Award under this Section 7 upon his or her becoming the holder of record of such Shares; provided, however, that the Participant's right to sell, encumber or otherwise transfer such Shares shall be subject to the limitations of Section
   9.2 hereof.

SECTION 8
                                CHANGE IN CONTROL

8.1 Options. In the event of a change in control of the Company as defined in
   Section 8.2, then the Committee shall have the power and discretion to prescribe the terms and conditions for the exercise of, or modification of, any outstanding Awards granted hereunder. By way of illustration, and not by way of limitation, the Committee may provide for the complete or partial acceleration of the dates of exercise of the Options, or may provide that such Options will be exchanged or converted into options to acquire securities of the surviving or acquiring corporation, or may provide for a payment or distribution in respect of outstanding Options (or the portion thereof that is currently exercisable) in cancellation thereof. The Committee may modify the performance requirements for any other Awards. The Committee may provide that Awards granted hereunder must be exercised in connection with the closing of such transaction, and that if not so exercised such Awards will expire. Any such determinations by the Committee may be made generally with respect to all Participants, or may be made on a case-by-case basis with respect to particular Participants.

8.2 Definition. For purposes of the Plan, a "change in control" shall be deemed to have occurred if (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or the current beneficial owners or their Affiliates are or become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than one-half of the voting power of the then outstanding voting stock of the Company; or (b) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least a majority of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

SECTION 9
                        RIGHTS OF EMPLOYEES; PARTICIPANTS

9.1 Employment. Nothing contained in the Plan or in any Award granted under the Plan shall confer upon any Participant any right with respect to the continuation of his or her employment by the Company, or interfere in any way with the right of the Company, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Award.

9.2 Nontransferability. Awards under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such Awards have been exercised, or the Shares underlying such Awards have been issued, and all restrictions applicable to such Shares have lapsed.

During the lifetime of the Participant, only he may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Participant, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Participant's will or under the then applicable laws of descent and distribution.

SECTION 10
                              GENERAL RESTRICTIONS

10.1 Investment Representations. The Company may require any person to whom an Option or other Award is granted, as a condition of exercising such Option or receiving Stock under the Award, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Stock subject to the Option or the Award for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

10.2 Compliance with Securities Laws. Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

10.3 Stock Restriction Agreement. The Committee may provide that Shares issuable upon the exercise of an Option or grant of any Award shall, under certain conditions, be subject to restrictions whereby the Company has a right to prohibit the transfer of such Shares, a right of first refusal with respect to such Shares and/or a right or obligation to repurchase all or a portion of such Shares, which restrictions may survive a Participant's term of employment with the Company.

SECTION 11
                             OTHER EMPLOYEE BENEFITS

The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or the grant or vesting of any other Award shall not constitute "earnings" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

SECTION 12
                 PLAN AMENDMENT, MODIFICATION AND TERMINATION

The Committee may at any time terminate, and from time-to-time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that either stockholder and/or Board approval is otherwise necessary or desirable.
No amendment, modification or termination of the Plan shall in any manner adversely affect any Awards theretofore granted under the Plan, without the consent of the Participant holding such Awards.

SECTION 13
                                   WITHHOLDING

13.1 Withholding Requirement. The Company's obligations to deliver Shares upon the exercise of an Option, or upon the vesting of any other Award, shall be subject to the Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

13.2 Withholding With Stock. At the time the Committee grants an Award, it may, in its sole discretion, grant the Participant an election to pay all amounts of tax withholding, or any part thereof, by electing to transfer to the Company, or to have the Company withhold from Shares otherwise issuable to the Participant, Shares having a value equal to the amount required to be withheld or such lesser amount as may be elected by the Participant. All elections shall be subject to the approval or disapproval of the Committee. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Any such elections by Participants to have Shares withheld for this purpose will be subject to the following restrictions:

(a) All elections must be made prior to the Tax Date.

(b) All elections shall be irrevocable.

(c) If the Participant is an officer or director of the Company within the meaning of Section 16 of the Securities Exchange Act of 1934 ("Section 16"), the Participant must satisfy the requirements of such Section 16 and any applicable rules thereunder with respect to the use of Stock to satisfy such tax withholding obligation.

SECTION 14
                             BROKERAGE ARRANGEMENTS

The Committee, in its discretion, may enter into arrangements with one or more banks, brokers or other financial institutions to facilitate the disposition of shares acquired upon exercise of Stock Options, including, without limitation, arrangements for the simultaneous exercise of Stock Options and sale of the Shares acquired upon such exercise.
SECTION 15
                           NONEXCLUSIVITY OF THE PLAN

Neither the adoption of the Plan by the Board nor the submission of the Plan to stockholders of the Company for approval shall be construed as creating any limitations on the power or authority of the Board to adopt such other or additional incentive or other compensation arrangements of whatever nature as the Board may deem necessary or desirable or preclude or limit the continuation of any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company now has lawfully put into effect, including, without limitation, any retirement, pension, savings and stock purchase plan, insurance, death and disability benefits and executive short-term Compensations.

SECTION 16
                               REQUIREMENTS OF LAW

16.1 Requirements of Law. The issuance of Stock and the payment of cash pursuant to the Plan shall be subject to all applicable laws, rules and regulations.

16.2 Federal Securities Law Requirements. If, and to the extent, required by law, if a Participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act, Awards granted hereunder shall be subject to all conditions required under Rule 16b-3, or any successor rule promulgated under the 1934 Act, to qualify the Award for any exception from the provisions of Section 16(b) of the 1934 Act available under that Rule. Such conditions are hereby incorporated herein by reference and shall be set forth in the agreement with the Participant which describes the Award.

16.3 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

SECTION 17
                              DURATION OF THE PLAN

The Plan shall terminate at such time as may be determined by the Board of Directors, and no Award shall be granted after such termination. If not sooner terminated under the preceding sentence, the Plan shall fully cease and expire at midnight on that date which is the date immediately preceding the fifth anniversary of the date of adoption of the Plan. Awards outstanding at the time of the Plan termination may continue to be exercised or earned in accordance with their terms.

SECTION 18
                                CONFLICT IN TERMS

In the event that there is a conflict between the terms of this Plan and any Stock Option granted pursuant to this Plan and/or any Repurchase Agreement executed in connection with this Plan, the terms of this Plan shall control.